UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Mission College Blvd.
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

The information included in this Current Report on Form 8-K affects only disclosures related to liquidity and reportable segments, and does not in any way restate or revise the financial position, results of operations or cash flows in any reported Balance Sheets, Statements of Operations or Statements of Cash Flows of 8x8, Inc. and subsidiaries.

During the third quarter of fiscal 2004, which ended December 31, 2003, the Company changed its internal reporting processes and determined that it had only one reportable segment. Accordingly, the Company ceased preparing operational data on the former segment basis. The change in internal reporting processes was consistent with the change in business focus as the Company is primarily focusing its efforts on its Packet8 voice and video communication service. The Company reported its new segment structure in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2003. As required by Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," consolidated financial statements issued by us in the future will reflect modifications to our reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information. This Current Report on Form 8-K provides an update to the Company's Annual Report on Form 10-K for the year ended March 31, 2003 ("Annual Report"). This update only relates to the Company's liquidity and segment disclosures and provides updated liquidity disclosures and required reclassified segment information for prior periods for Item 7 and Item 8 of the Company's Annual Report.

Since this update relates only to liquidity and segments, this document should be read with reference to the Quarterly Reports on Form 10-Q for the quarters ended June 30, 2003, September 30, 2003 and December 31, 2003, which describe significant developments since the preparation of the Annual Report

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Management's Discussion and Analysis of Results of Operation under Item 7 of our Annual Report on Form 10-K for the fiscal year ended March 31, 2003 conformed to reflect these changes.
99.2

Our audited consolidated financial statements for the fiscal year ended March 31, 2003 under Item 8 of our Annual report on Form 10-K for the fiscal year ended March 31, 2003 conformed to reflect these changes. Also included is the independent accountants' report dated May 2, 2003, except as to the liquidity paragraph in Note 1 and Note 12, for which the date is March 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8x8, INC.

Dated: March 31, 2004

By: /s/ James Sullivan
James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX
Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Management's Discussion and Analysis of Results of Operation under Item 7 of our Annual Report on Form 10-K for the fiscal year ended March 31, 2003 conformed to reflect these changes.
99.2

Our audited consolidated financial statements for the fiscal year ended March 31, 2003 under Item 8 of our Annual report on Form 10-K for the fiscal year ended March 31, 2003 conformed to reflect these changes. Also included is the independent accountants' report dated May 2, 2003, except as to the liquidity paragraph in Note 1 and Note 12, for which the date is March 26, 2004.